Exhibit 99.1

Beyond Air® Appoints Dan Moorhead as Chief Financial Officer

Garden City, NY, December 30, 2025 – Beyond Air, Inc. (NASDAQ: XAIR) (“Beyond Air” or the “Company”), a commercial stage medical device and biopharmaceutical company focused on harnessing the power of nitric oxide (NO) to improve the lives of patients, today announced the appointment of Dan Moorhead as Chief Financial Officer, effective January 5, 2026. Duke Dewrell, the Company’s Controller, who had assumed CFO responsibilities at the Company on an interim basis in November 2025, will resume his prior role as of that date.

“It is a pleasure to welcome Dan to the Beyond Air team,” said Steve Lisi, Chairman and Chief Executive Officer of Beyond Air. “He brings a strong track record of guiding companies through significant growth and developing high-performing finance organizations that can support commercial scale. I look forward to leveraging his experience as we continue advancing our strategy and build a market-leading company.”

“I am honored to join the Beyond Air team at such a pivotal moment in the Company’s evolution. As market awareness continues to build around LungFit PH and the team prepares for the highly anticipated FDA approval of the second generation LungFit PH and subsequent commercial launch, I look forward to working closely with the leadership team to ensure strong financial stewardship and support the successful execution of our commercial strategy,” stated Mr. Moorhead.

Mr. Moorhead brings more than 20 years of finance leadership experience across both public and private companies. From June 2017 to August 2025, he served as Chief Financial Officer of Zynex, Inc., a publicly traded, commercial-stage medical device company, where he implemented a disciplined budgeting and forecasting framework and supported the company’s multi-year commercial expansion. Prior to Zynex, Mr. Moorhead spent 10 years at Evolving Systems, Inc. (acquired by PartnerOne, Inc.), serving as Chief Financial Officer following earlier roles as Vice President of Finance & Administration and Corporate Controller. Mr. Moorhead is a CPA and holds a B.B.A. in Accounting from the University of Northern Colorado.

In connection with his appointment, the Company granted an inducement stock option award (the “Inducement Option”) to Mr. Moorhead upon his entering into employment with the Company in accordance with Nasdaq Stock Market Listing Rule 5635(c)(4) (the “Inducement Award”). The Inducement Option is being granted effective as of January 5, 2026 and is exercisable for the purchase of 70,000 shares of the Company’s common stock, at an exercise price equal to the last reported sale price on Nasdaq on December 31, 2025. The Inducement Award was approved by the independent compensation committee of the Board in accordance with Nasdaq Stock Market Listing Rule 5635(c)(4). The Inducement Option has a ten-year term and will vest over a four-year period, with 25% of the shares underlying the stock option award vesting on the first anniversary of the date of grant and annually thereafter in three equal installments, subject to Mr. Moorhead’s continued service with the Company through the applicable vesting dates. The Inducement Award is subject to the terms and conditions of the Company’s Amended and Restated 2013 Equity Incentive Plan.

About Beyond Air®, Inc.

Beyond Air is a commercial-stage medical device and biopharmaceutical company dedicated to harnessing the power of endogenous and exogenous nitric oxide (NO) to improve the lives of patients suffering from respiratory illnesses, neurological disorders, and solid tumors. The Company has received FDA approval and CE Mark for its first system, LungFit PH, for the treatment of term and near-term neonates with hypoxic respiratory failure. Beyond Air is currently advancing its other revolutionary LungFit systems in clinical trials for the treatment of severe lung infections such as viral community-acquired pneumonia (including COVID-19) and nontuberculous mycobacteria (NTM).

The Company has also partnered with The Hebrew University of Jerusalem to advance a pre-clinical program dedicated to the treatment of autism spectrum disorder (ASD) and other neurological disorders. Additionally, Beyond Cancer, Ltd., an affiliate of Beyond Air, is investigating ultra-high concentrations of NO with a proprietary delivery system to target certain solid tumors in the pre-clinical setting. For more information, visit www.beyondair.net.

About LungFit *

Beyond Air’s LungFit is a cylinder-free, phasic flow generator and delivery system designated as a medical device by the U.S. Food and Drug Administration (FDA). The ventilator-compatible version of the device can generate NO from ambient air on demand for delivery to the lungs at concentrations ranging from 1 ppm to 80 ppm. The LungFit system could potentially replace large, high-pressure NO cylinders, providing significant advantages in the hospital setting, including greatly reducing inventory and storage requirements, improving overall safety by eliminating NO2 purging steps, and offering other operational benefits.

LungFit can also deliver NO at concentrations at or above 80 ppm for potentially treating severe acute lung infections in the hospital setting (e.g., COVID-19, bronchiolitis) and chronic, refractory lung infections in the home setting (e.g., NTM). With the elimination of cylinders, Beyond Air intends to offer NO treatment in the home setting.

*Beyond Air’s LungFit PH is approved for commercial use in the United States, European Union, and many other countries around the world. Beyond Air’s other LungFit systems are not approved for commercial use and are for investigational use only. Beyond Air is not suggesting NO use over 80 ppm or use at home.

Forward Looking Statements

This press release contains “forward-looking statements” concerning the potential safety and efficacy of inhaled nitric oxide and the ultra-high concentration nitric oxide product candidate, as well as its therapeutic potential in a number of indications; and the potential impact on patients and anticipated benefits associated with inhaled nitric oxide and the ultra-high concentration nitric oxide product candidate. Forward-looking statements include statements about expectations, beliefs, or intentions regarding product offerings, business, results of operations, strategies or prospects. You can identify such forward-looking statements by the words “appears,” “expects,” “plans,” “anticipates,” “believes” “expects,” “intends,” “looks,” “projects,” “goal,” “assumes,” “targets” and similar expressions and/or the use of future tense or conditional constructions (such as “will,” “may,” “could,” “should” and the like) and by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from any future results expressed or implied by the forward-looking statements. These forward-looking statements are only predictions and reflect views as of the date they are made with respect to future events and financial performance. Many factors could cause actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including risks related to the ability to raise additional capital; the timing and results of future pre-clinical studies and clinical trials; the potential that regulatory authorities, including the FDA and comparable non-U.S. regulatory authorities, may not grant or may delay approval for our product candidates; the approach to discover and develop novel drugs, which is unproven and may never lead to efficacious or marketable products; the ability to fund and the results of further pre-clinical studies and clinical trials of our product candidates; obtaining, maintaining and protecting intellectual property utilized by products; obtaining regulatory approval for products; competition from others using similar technology and others developing products for similar uses; dependence on collaborators; and other risks, which may, in part, be identified and described in the “Risk Factors” section of Beyond Air’s most recent Annual Report on Form 10-K and other of its filings with the Securities and Exchange Commission, all of which are available on Beyond Air’s website. Beyond Air and Beyond Cancer undertake no obligation to update, and have no policy of updating or revising, these forward-looking statements, except as required by applicable law.

CONTACTS:

Investor Relations contacts

Corey Davis, Ph.D.

LifeSci Advisors, LLC

Cdavis@lifesciadvisors.com

(212) 915-2577

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